Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

MIDDLE DISTRICT OF FLORIDA

JACKSONVILLE DIVISION

In re:	Case No. 3:16-bk-02230-PMG
RMS TITANIC, INC., et al.,[1]	Chapter 11 (Jointly Administered)

Debtors.

NOTICE OF WITHDRAWAL OF MOTION OF THE DEBTORS FOR ENTRY OF AN ORDER (I) APPROVING PROCEDURES IN CONNECTION WITH THE SALE OF ALL OR SUBSTANTIALLY ALL OF THE DEBTORS’ ASSETS; (II) SCHEDULING A RELATED AUCTION; (III) APPROVING PROCEDURES RELATED TO THE ASSUMPTION OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES; (IV) APPROVING THE FORM AND MANNER OF NOTICE THEREOF; (V) APPROVING BID PROTECTIONS; AND (VI) GRANTING RELATED RELIEF

RMS Titanic, Inc. (“RMST”) and certain of its affiliates, as Debtors and Debtors in possession in the above-captioned case (collectively, the “Debtors”), by and through their undersigned counsel, hereby file this Notice of Withdrawal of the Motion of the Debtors for Entry of an Order (I) Approving Procedures in Connection with the Sale of All or Substantially All of the Debtors’ Assets; (II) Scheduling a Related Auction; (III) Approving Procedures Related to the Assumption of Certain Executory Contracts and Unexpired Leases; (IV) Approving the Form and Manner of Notice Thereof; (V) Approving Bid Protections; and (VI) Granting Related Relief, filed as Docket No. 811 on November 14, 2017.

1 The Debtors in the chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number include: RMS Titanic, Inc. (3162); Premier Exhibitions, Inc. (4922); Premier Exhibitions Management, LLC (3101); Arts and Exhibitions International, LLC (3101); Premier Exhibitions International, LLC (5075); Premier Exhibitions NYC, Inc. (9246); Premier Merchandising, LLC (3867); and Dinosaurs Unearthed Corp. (7309). The Debtors’ service address is 3045 Kingston Court, Suite I, Peachtree Corners, Georgia 30071.

NELSON MULLINS RILEY & SCARBOROUGH LLP

By: /s/ Daniel F. Blanks

Daniel F. Blanks (FL Bar No. 88957)

Lee D. Wedekind, III (FL Bar No. 670588)

50 N. Laura Street, Suite 4100

Jacksonville, Florida 32202

(904) 665-3656 (direct)

(904) 665-3699 (fax)

daniel.blanks@nelsonmullins.com

lee.wedekind@nelsonmullins.com

Co-Counsel for the Debtors and Debtors in Possession

and

TROUTMAN SANDERS LLP

Jeffery W. Cavender (Ga. Bar No. 117751)

Stephen S. Roach (Ga. Bar No. 463206)

600 Peachtree Street NE, Suite 5200

Atlanta, GA 30308

(404) 885-3000 (phone)

(404) 962-6990 (fax)

jeffery.cavender@troutmansanders.com

stephen.roach@troutmansanders.com

Co-Counsel for the Debtors and Debtors in Possession

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a true and correct copy of the foregoing was electronically filed with the Clerk of the Court using CM/ECF on December 15, 2017. I also certify that the foregoing document is being served this day on the following counsel of record via transmission of Electronic Filing generated by CM/ECF:

David W. Baddley, Esq.

U.S. Securities and Exchange Commission

Office of Reorganization

950 E. Paces Ferry Road, NE, Suite 900

Atlanta GA 30326

(404) 842-7625

atlreorg@sec.gov

Attorneys for U.S. Securities and

Exchange Commission

Jay B. Verona, Esq.

Shumaker, Loop & Kendrick, LLP

101 E. Kennedy Blvd., Suite 2800

Tampa, FL 33602

(813) 229-7600

jverona@slk-law.com

Attorneys for George F. Eyde

Orlando, LLC and Louis J. Eyde

Orlando, LLC

Scott E. Bomkamp, Esq.

Office of the United States Trustee

Middle District of Florida

400 W. Washington Street, Suite 1100

Orlando FL 32801

(407) 648-6301 ext. 150

scott.e.bomkamp@usdojgov

Attorneys for Guy G. Gebhardt,

Acting U.S. Trustee for Region 21

Scott M. Grossman, Esq.

Greenberg Traurig

401 East Las Olas Boulevard, Suite 2000
Fort Lauderdale, FL 33301
(954) 768-5212
grossmansm@gtlaw.com

Attorneys for Lang Feng, Haiping Zou,

Jihe Zhang, and High Nature Holdings

Limited

Ari Newman, Esq.

Greenberg Traurig, P.A.

333 S.E. 2nd Avenue, Suite 4400

Miami, FL 33131

(305) 579-0500

newmanar@gtlaw.com

Attorneys for Lang Feng, Haiping Zou,

Jihe Zhang, and High Nature Holdings

Limited

Jason B. Burnett, Esq.

Alexandria V. Hill, Esq.

GrayRobinson, P.A.

50 N. Laura Street, Suite 1100

Jacksonville, FL 32202

(904) 598-9929

jason.burnett@gray-robinson.com

alexandria.hill@gray-robinson.com

Attorneys for 417 Fifth Avenue Real Estate, LLC

Andrew T. Jenkins, Esq. Bush Ross, P.A. P.O. Box 3913 Tampa, FL 33601-3913 (813) 224-9255 ajenkins@bushross.com Attorneys for Bank of America, N.A

Theodore B. Randles, Esq.

U.S. Dept. of Justice

1100 L Street NW, Suite 10060

Washington, DC 20005

(202) 307-3242

Theodore.B.Randles@usdoj.gov

Attorneys for the United States Department of

Commerce, National Oceanic and Atmospheric Administration

Kathy A. Jorrie, Esq. Pillsbury Winthrop Shaw Pittman LLP 725 S. Figueroa Street, Suite 2800 Los Angeles, CA 90017 (213) 488-7251 Kathy.jorrie@pillsburylaw.com Attorneys for AEG Live, Inc.

Oscar E. Sanchez, Esq.

Goldberg Segalla, LLP

222 Lakeview Avenue, Suite 800

West Palm Beach, FL 33401

(786) 814-4804

osanchez@goldbergsegalla.com

aburno@goldbergsegalla.com

mmartiez@goldbergsegalla.com

Attorneys for Structure Tone, Inc.

J. Ellsworth Summers, Jr., Esq. Burr Forman, LLP 50 N. Laura Street, Suite 3000 Jacksonville, FL 32202 (904) 232-7200 esummers@burr.com Attorneys for Michael J. Little

Norman P. Fivel, Esq.

Assistant Attorney General

Office of the New York State Attorney General

Civil Recoveries Bureau, Bankruptcy Litigation Unit

The Capitol

Albany, NY 12224-0341

(518) 776-2264

norman.fivel@ag.ny.gov

Attorneys for New York Dept. of Taxation

and Finance

D. Marcus Braswell, Jr., Esq.

Sugarman & Susskind, P.A.

100 Miracle Mile, Suite 300

Coral Gables, FL 33134

(305) 529-2801

mbraswell@sugarmansusskind.com

Attorneys for Theatrical Protective Union,

Local No. One, IATSE

Chris Broussard, Esq.

Suzy Tate, Esq.

Suzy Tate, P.A.

14502 N. Dale Mabry Highway, Suite 200

Tampa, FL 33618

(813) 264-1685

cbrouss@suzytate.com

suzy@suzytate.com

Attorneys for The Armada Group GP, Inc.

Richard R. Thames, Esq. Thames Markey & Heekin, P.A. 50 N. Laura Street, Suite 1600 Jacksonville, FL 32202 (904) 358-4000 rrt@tmhlaw.net Attorneys for Official Committee of Unsecured Creditors

Patricia Ann Redmond

Stearns Weaver Miller Weissler

Alhadeff & Sitterson, P.A.

Museum Tower

150 West Flagler Street

Suite 2200

predmond@stearnsweaver.com

Attorneys for the Trustees of the

National Maritime Museum

Stephen D. Busey Smith Hulsey & Busey 225 Water Street, Suite 1800 Jacksonville, Florida 32202 busey@smithhulsey.com Counsel for the Ad Hoc Equity Group

Via U.S. Mail

A-1 Storage and Crane 2482 197th Avenue Manchester, IA 52057	ABC Imaging 1155 21st Street NW Suite M400 Washington, DC 20036
A.N. Deringer, Inc. PO Box 11349 Succursale Centre-Ville Montreal, QC H3C 5H1	ATS, Inc. 1900 W. Anaheim Street Long Beach, CA 90813
Broadway Video 30 Rockefeller Plaza 54th Floor New York, NY 10112	CBS Outdoor/Outfront Media 185 US Highway 48 Fairfield, NJ 07004
Dentons Canada LLP 250 Howe Street 20th Floor Vancouver, BC V6C 3R8	Enterprise Rent-A-Car Canada 709 Miner Avenue Scarborough, ON M1B 6B6
Expedia, Inc. 10190 Covington Cross Drive Las Vegas, NV 89144	George Young Company 509 Heron Drive Swedesboro, NJ 08085
Gowling Lafleuer Henderson 550-2300 Burrard Street Vancouver, BC V6C 2B5	Hoffen Global Ltd. 305 Crosstree Lane Atlanta, GA 30328

Kirvin Doak Communications 5230 W. Patrick Lane Las Vegas, NV 89118	MNP LLP 15303 - 31st Avenue Suite 301 Surrey, BC V3Z 6X2
Morris Visitor Publications PO Box 1584 Augusta, GA 30903	NASDAQ Stock Market, LLC 805 King Farm Blvd. Rockville, MD 20850
National Geographic Society 1145 - 17th Avenue NW Washington, DC 20036	NYC Dept. of Finance PO Box 3646 New York, NY 10008
PacBridge Limited Partners 22/F Fung House 19-20 Connaught Road Central Hong Kong	Pallet Rack Surplus, Inc. 1981 Old Covington Cross Road NE Conyers, GA 30013
Ramparts, Inc. d/b/a Luxor Hotel and Casino 3900 Las Vegas Blvd. South Las Vegas, NV 89119	Screen Actors Guild 1900 Broadway 5th Floor New York, NY 10023
Seaventures, Ltd. 5603 Oxford Moor Blvd. Windemere, FL 34786	Sophrintendenza Archeologica di Napoli e Pompei Piazza Museo 19 Naples, Italy 80135
Syzygy3, Inc. 1350 6th Avenue 2nd Floor New York, NY 10019	Time Out New York 475 Tenth Avenue 12th Floor New York, NY 10018
TPL 3340 Peachtree Road Suite 2140 Atlanta, GA 30326	TSX Operating Co. 70 West 40th Street 9th Floor New York, NY 10018
Verifone, Inc. 300 S. Park Place Blvd. Clearwater, FL 33759	Sam Weiser 565 Willow Road Winnetka, IL 60093
WNBC - NBC Universal Media 30 Rockefeller Center New York, NY 10112	United States Attorney’s Office Middle District of Florida 300 N. Hogan Street, Suite 700 Jacksonville, FL 32202

Jonathan B. Ross, Esq. Gowling WLG (Canada) LLP 550 Burrard Street, Suite 2300, Bentall 5 Vancouver, BC V6C 2B5	Christine R. Etheridge, Esq. Bankruptcy Administration Wells Fargo Vendor Financial Services, LLC PO Box 13708 Macon, GA 31208
TSX Operating Co., LLC c/o James Sanna 70 W. 40th Street New York, NY 10018 Creditor Committee	Dallian Hoffen Biotechnique Co., Ltd. c/o Ezra B. Jones 305 Crosstree Lane Atlanta, GA 30328 Creditor Committee
B.E. Capital Management Fund LP Thomas Branziel 205 East 42nd Street , 14th Floor New York, NY 10017 Creditor Committee